EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

THIS STOCK PURCHASE AGREEMENT (hereinafter referred to as the "Agreement"), is made effective as of the May 2, 2004, by and among SILVERADO FINANCIAL INC., a Nevada corporation (hereinafter referred to as "Silverado"), having its principal address at 1475 S. Bascom Avenue, Suite 210, Campbell, CA 95003, and LENDINGTECH.COM, INC., and Richard and Mike's Calabasas Realty, Inc., DBA Lendingtech.com and DBA Lendingtech, California corporations (hereinafter referred to as "LENDINGTECH"), having its principal address at 24372 Vanowen Street, Suite 203, West Hills, California 91307, and Michael Petrullo, the sole shareholder of LENDINGTECH; hereinafter referred to collectively as "THE PARTIES".

                                    RECITALS

WHEREAS, SILVERADO is desirous of purchasing all of the issued and outstanding shares of the Common Stock of LENDINGTECH in exchange for FIVE HUNDRED TWENTY THOUSAND and no/100ths Dollars ($520,000.00) to be paid as follows:

          a. Purchase Price Breakdown:

                  $200,000 15% Promissory Note
                  $144,000 8% Promissory Note
                  $176,000 5% Convertible Promissory Note
                  ---------------------------------------
                  $520,000 Purchase Price


NOW, THEREFORE, in consideration of the following mutual promises, payments, exchanges, credits, covenants, restrictions, agreements and other valuable considerations, the receipt and sufficiency of which shall be acknowledged by each party upon execution hereof, the parties, with full intent to be legally bound, hereby agree as follows:

Conversion of Securities; Exchange of Certificates
--------------------------------------------------
Closing. Subject to the provisions of this Agreement, the closing (the "Closing") of the transaction contemplated by this Agreement shall take place at the offices of SILVERADO FINANCIAL INC. located at 1475 S. Bascom Avenue, Suite 210, Campbell, CA 95003, on or before May 2, 2004, or at such other time or place and/or date as the parties hereto may mutually agree. Provided, however, that if a condition to Closing shall not have been fulfilled or waived at such time, any party hereto entitled to the benefits of such condition may postpone the Closing by notice to the other parties until such condition or conditions shall have been met or waived, except that in no event shall the Closing occur after May 5, 2004 without the written agreement of all parties hereto.

     Exchange  of  Capital  Stock.  At the  Closing,  the  sole  shareholder  of
     LENDINGTECH,   Michael  Petrullo  shall  exchange  all  of  the  shares  of
     LENDINGTECH Common Stock issued and outstanding as of the Closing for,

     Two Hundred Thousand Dollars ($200,000.00) by means of two (2) 15% Promissory Notes, made payable to and in the amounts listed in Section 1.01
     (a) (i) (a) and (b), which shall be collateralized by 2,000,000 restricted shares of Silverado. Silverado can redeem this Promissory Note anytime without penalty by paying the unpaid principal and accrued interest as of such prepayment date. Payments will be made monthly and be fully amortized at 15% interest per annum over a term of 20 months, according to the schedule in attached Schedule A. In the event of any default in payment which is not cured within 30 days after receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due. Default is defined as non-payment of the prescribed monthly payments, not cured within 30 days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment.

     One Hundred Eighty Thousand and no/100th Dollars ($180,000.00) Promissory note payable to Michael Petrullo (seller).

     Twenty Thousand and no/100th Dollars ($20,000.00) Promissory note payable to Michael Bernstein.

     One Hundred Forty-Four Thousand Dollars ($144,000.00) by means of an 8% Promissory Note payable to the Seller, Michael Petrullo, which shall be collateralized by the same 2,000,000 restricted shares of Silverado as set forth in (i) above. Silverado can redeem this Promissory Note anytime without penalty by paying the unpaid principal and accrued interest as of such prepayment date. This Promissory Note will pay quarterly non-amortizing interest of 8% per annum, due in full 3 years from the first interest payment to Seller. Payments will begin on the nearest upcoming quarterly payment date after the Closing, as per the following schedule with no pro-rations: 1st Quarter payment date March 26, 2nd Quarter payment date June 25, 3rd Quarter payment date September 25 and 4th Quarter payment date December 31. In the event of any default, which is not cured within 30 days after the receipt of written notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due. Default is defined as the non-payment of prescribed Quarterly interest or balloon payment, not cured within 30 days of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment. This Promissory Note will be retired on or before the end of the 3-year term, and any remaining principal and interest due at the end of the 3-year term shall be retired through a balloon payment to Michael Petrullo.

     5% Convertible Promissory Note - One Hundred Seventy-Six Thousand Dollars ($176,000.00) by means of a 5% Convertible Promissory Note in (2) tranches made payable to the following parties in (a) and (b). This 5% Convertible Promissory Note shall be collateralized by the same 2,000,000 restricted shares of Silverado set forth in (i) above. Silverado can redeem this Promissory Note anytime without penalty by paying the unpaid principal and accrued interest as of such prepayment date. This Promissory Note will pay quarterly non-amortizing interest of 5% per annum on the principal amount of 5% Convertible Promissory Note that has not been converted into Silverado common stock. Payments will begin on the nearest upcoming quarterly payment date after the Closing, as per the following schedule:
     1st Quarter payment date March 26, 2nd Quarter payment date June 25, 3rd Quarter payment date September 25 and 4th Quarter payment date December 31. In the event of any default, which is not cured within 30 days after the receipt of written notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due. Default is defined as the non-payment of prescribed Quarterly interest or balloon payment, not cured within 30 days after receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment. This Promissory Note can be converted into Common Stock at the option of holder at the greater of the average share closing price during the five trading days prior to conversion or $.35 per share. This Convertible Note will automatically adjust appropriately to any forward or reverse stock splits to reflect the same ownership percentage as previous to the split.

     One Hundred Forty-Four Thousand and no/100th Dollars ($144,000.00) 5% Convertible Promissory Note payable to Michael Petrullo (seller).

     Thirty-Two Thousand and no/100th Dollars ($32,000.00) 5% Convertible Promissory Note payable to Michael Bernstein.

     Assets Buyer Shall Receive - At Closing Buyer shall receive all assets less the assets mentioned in 1.01 (c) below.

     Assets Seller Shall Retain - The Seller(s) shall retain the following assets as part of the Consideration:

               i.   1-Ricoh copy machine Model #7650
               ii.  10-Desktop PC's with monitor and keyboard Etc.
               iii. 2-HP Printers
               iv.  1-Brother all-in-one laser printer/fax/copier
               v. 1-Panasonic Telephone System-40 port/16line/24 extension/11 handsets
               vi.  9-Workstations with chairs
               vii. 1-Conference table with 4 chairs
               viii. 1-Executve Desk/file cabinet/credenza/chair
               ix.  2-Cubical workstations
               x.   1-File storage cabinet
               xi.  Various  computer  software  relating to real  estate  sales
                    business:  MS  Office,   Winforms  2000  Realtors  Software,
                    Crisnet 4.5 MLS, HP Photo Imaging, Adobe Photoshop 7.0, CMA Pro, Mail Loop.


Representations and Warranties of LENDINGTECH.
----------------------------------------------
LENDINGTECH and the selling shareholders: Michael Petrullo represent and warrant to SILVERADO as follows:

Organization,  Standing and Power;  Qualification.
--------------------------------------------------
LENDINGTECH is a corporation duly organized, validly existing and in good standing under the laws of the State of California; has all requisite corporate power to own, lease and operate its properties and to carry on its business as currently being conducted and as currently proposed to be conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on its business, assets (including intangible assets), properties, liabilities (contingent or otherwise), financial condition, operations, or results of operation (a "Material Adverse Effect") of LENDINGTECH.

LENDINGTECH Capital Structure.
------------------------------
All outstanding shares of LENDINGTECH Stock have been duly authorized and validly issued, are fully paid and non-assessable, were issued in compliance with state and federal securities laws, and are subject to no preemptive rights or rights of first refusal created by statute, the Articles of Incorporation or Bylaws of LENDINGTECH or any agreement to which LENDINGTECH and/or Michael Petrullo is a party or by which it and/or he is bound. The authorized capital stock of LENDINGTECH as of March 1, 2004 consists of 1,000,000 shares of LENDINGTECH Common Stock, of which 50,000 are issued and outstanding to the sole shareholder, Michael Petrullo

RICHARD AND MIKE'S CALABASAS REALTY Capital Structure.
------------------------------------------------------
All outstanding shares of RICHARD AND MIKE'S CALABASAS REALTY Stock have been duly authorized and validly issued, are fully paid and non-assessable, were issued in compliance with state and federal securities laws, and are subject to no preemptive rights or rights of first refusal created by statute, the Articles of Incorporation or Bylaws of RICHARD AND MIKE'S CALABASAS REALTY or any agreement to which RICHARD AND MIKE'S CALABASAS REALTY and/or Michael Petrullo is a party or by which it and/or he is bound. The authorized capital stock of RICHARD AND MIKE'S CALABASAS REALTY as of March 1, 2004 consists of 100,000 shares of RICHARD AND MIKE'S CALABASAS REALTY Common Stock, of which 1,000 are issued and outstanding to the sole shareholder, Michael Petrullo.

No  Conflicts.
--------------
Neither the execution and delivery of this Agreement by LENDINGTECH and/or Michael Petrullo, the performance by LENDINGTECH and/or Michael Petrullo of its obligations hereunder, the execution and delivery by LENDINGTECH and/or Michael Petrullo of any agreement required to be entered into pursuant to this Agreement, nor the consummation of the transactions contemplated hereby, will result in any of the following: (a) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of (i) any provision of the Articles of Incorporation or Bylaws of LENDINGTECH, or (ii) any of the terms, conditions or provisions of any lease, license, franchise, promissory note, contract, agreement, commitment, indenture, mortgage, deed of trust, or other instrument, document or arrangement to which LENDINGTECH and/or Michael Petrullo is a party or by which it and/or Michael Petrullo or any of its and/or his respective properties or assets may be bound and which is material to LENDINGTECH (a "Material Contract"); (b) the creation or imposition of any Lien on any of the assets or properties of LENDINGTECH; (c) the termination of any Material Contract or the acceleration of the maturity of any indebtedness or other material obligation of LENDINGTECH; (d) a violation or breach of any order, writ, injunction, decree, law, statute or regulation of any court or governmental authority applicable to LENDINGTECH and/or Michael Petrullo or any of its and/or his respective properties or assets; or (e) the cessation or termination of any other business relationship or arrangement between LENDINGTECH and any third party, the cessation or termination of which would have a Material Adverse Effect on LENDINGTECH.

No Consent.
-----------
No consent, approval, order or authorization of, or registration, declaration or filing with, any person or entity or any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to LENDINGTECH and/or Michael Petrullo in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

Leases and Rental Agreements.
-----------------------------
Lendingtech is not a party to any leases.

Financial  Information.
-----------------------
LENDINGTECH has furnished un-audited year-ending income and balance statements for years: 2002, 2003 and 2004 year-to-date income and balance statements as attached, of LENDINGTECH and any subsidiaries (if applicable) through May 1, 2004. All the financial information furnished by LENDINGTECH and/or Michael Petrullo attached hereto in Schedule K, is complete, accurate and does not omit any information, which would be required to accurately describe results of operations and financial condition of LENDINGTECH for the last two fiscal years and 2004 to year-to-date. If in the event SILVERADO's auditor is unable to perform a complete audit of LENDINGTECH, this Agreement will have to be extended until an audit is completed.

Taxes.
------
Any property, real estate, income, payroll or other taxes which have been assessed against LENDINGTECH or its assets or subsidiaries have been paid in full through the date of the last required payment, and LENDINGTECH has disclosed in writing to SILVERADO all of such taxes applicable.

     All California Franchise Tax for both Lendingtech.com and Richard and Mike's Calabasas Realty are paid. There is no money due as of April 30, 2004, see attached Schedule M for Franchise Tax Board memorandums.

Insurance.
----------
LENDINGTECH has disclosed in writing to SILVERADO all insurance coverage covering the business affairs, assets, liabilities or other obligations; completion of the transaction contemplated by this Agreement shall not adversely affect the existence or coverage of such insurance.

Licenses and Permits / Compliance with Laws.
--------------------------------------------
Each of the material licenses and permits necessary for the operation of LENDINGTECH'S business is in full force and effect, and there are no pending or threatened claims or proceedings challenging the validity of, or seeking to revoke or discontinue, any of the material licenses and permits. The transaction contemplated by this Agreement will not affect the validity of, or cause the revocation or discontinuation of any of, the material licenses and permits.

Litigation.
-----------
Except as set forth below in section (a), there is no pending or threatened, action, suit, arbitration proceeding, charge, complaint, allegation, investigation, inquiry or other proceeding or claim before any court or governmental or administrative body or agency or other entity against, relating to or affecting LENDINGTECH or any director, shareholder, officer, agent or employee of LENDINGTECH in its, his or her capacity as such, or the assets, properties or business of LENDINGTECH or the transaction contemplated by this Agreement, nor is LENDINGTECH nor Michael Petrullo aware of any facts or circumstances which could reasonably lead to, or provide the basis for, any such action, suit, arbitration proceeding, investigation or inquiry that, if brought or adversely determined against LENDINGTECH could reasonably be expected to have a Material Adverse Effect upon LENDINGTECH.

     Lendingtech has a small claims judgment due in the amount of $2,546.50 to Anne Wylder, which will be paid by Michael Petrullo upon her demand.

At the Closing.
---------------
LENDINGTECH Shall be the Sole and Unencumbered Owner of All of Its Assets Utilized by It in its Mortgage Brokerage Business. Except as set forth in
Section 1.01 (b), Lendingtech shall be the sole and unencumbered owner of all of its assets utilized by it in its mortgage brokerage business, including, but not limited to, all of its proprietary and confidential information, such as customer lists, lender lists, private investor lists, contract personnel lists, appraiser lists, contracts with employees and independent contractors, website domain hosting(s) list, website(s) user names and passwords, contact information for transferring website(s) to Silverado, a complete and functional software and related applications involved in the running of the various web-based businesses owned and operated by LENDINGTECH, and additionally, all program coding and indexing thereof relating to all web-based properties owned and operated by LENDINGTECH.

Disclosure.
-----------
None of the representations or warranties of LENDINGTECH and/or the selling shareholder, Michael Petrullo, contained in this Agreement or any documents delivered in connection with the transaction contemplated hereby, or in any certificate furnished or to be furnished pursuant hereto, contains any statement of a material fact that was untrue when made or omits to state any material fact necessary to make the statements of fact contained herein or therein not misleading in any material respect.

Survival of Representations and Warranties.
-------------------------------------------
All of the above Representations and Warranties shall survive the closing of the transaction.


Representations and Warranties of Silverado.
--------------------------------------------
SILVERADO, hereby represents and warrants to LENDINGTECH as follows:


Organization, Standing and Power; Qualification.
------------------------------------------------
Silverado is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; has all requisite corporate power to own, lease and operate its properties and to carry on its business as currently being conducted and as currently proposed to be conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on its business, assets (including intangible assets), properties, liabilities (contingent or otherwise), financial condition, operations, or results of operation (a "Material Adverse Effect") of Silverado.

SILVERADO Capital Structure.

The authorized capital stock of Silverado consists of 20,000,000 shares of Silverado Stock, $0.001 par value, of which, Silverado may issue up to 1,000,000 shares as Preferred Stock, in such classes and with such rights as the board of directors may determine. As of December 31, 2004 there were:


(1) 14,839,492 shares of SILVERADO Common Stock, issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable;

(2) No shares of SILVERADO Common Stock are held in the treasury of SILVERADO or by Subsidiaries of SILVERADO;

(3) As of the date of this Agreement, none of the shares of SILVERADO Preferred Stock are issued and outstanding, and;

(4) As of the date of this Agreement there are outstanding notes in the amount of $36,000.00 due on, or about, October 31, 2004. These notes may be converted into the Common Stock of SILVERADO at the option of the holders or of SILVERADO at a conversion factor of one share for each Forty Cents ($0.40) of debt and unpaid interest outstanding at the time of conversion together with one warrant to purchase one share of SILVERADO Common Stock per share of SILVERADO Common Stock issued in conversion of unpaid debt and interest with an exercise price of Forty Cents ($0.40) per share. These warrants expire no later than October 31, 2005.

Except as set forth in Section 3.02(a), there are

(5)  No  equity   securities  of  any  class  of  SILVERADO,   or  any  security
     exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and;

(6) No options, warrants, equity securities, calls, rights, commitments or agreements of any character to which SILVERADO is a party or by which it is bound obligating SILVERADO to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of SILVERADO or obligating SILVERADO to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement.


No Conflicts.
-------------
Neither  the  execution  and  delivery  of  this  Agreement  by  SILVERADO,  the performance by SILVERADO of its obligations hereunder, the execution and delivery by SILVERADO of any agreement required to be entered into pursuant to this Agreement, nor the consummation of the transactions contemplated hereby, will result in any of the following: (a) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of
(i) any provision of the Articles of  Incorporation  or Bylaws of SILVERADO,  or
(ii) any of the terms, conditions or provisions of any lease, license, franchise, promissory note, contract, agreement, commitment, indenture, mortgage, deed of trust, or other instrument, document or arrangement to which SILVERADO is a party or by which it or any of its respective properties or assets may be bound and which is material to SILVERADO (a "Material Contract");
(b) the creation or imposition of any Lien on any of the assets or properties of SILVERADO; (c) the termination of any Material Contract or the acceleration of the maturity of any indebtedness or other material obligation of SILVERADO; (d) a violation or breach of any order, writ, injunction, decree, law, statute or regulation of any court or governmental authority applicable to SILVERADO or any of its respective properties or assets; or (e) the cessation or termination of any other business relationship or arrangement between SILVERADO and any third party, the cessation or termination of which would have a Material Adverse Effect upon SILVERADO.

No Consent.
----------
No consent, approval, order or authorization of, or registration, declaration or filing with, any person or entity or any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to SILVERADO in connection with the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby.


Public  Reporting  Entity.
-------------------------
SILVERADO is, and has been since 2000, a public reporting corporation, which files annual reports an Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K under the Securities and Exchange Act of 1934, as amended. SILVERADO has delivered or made available its most recent Quarterly Report on Form 10-QSB for the quarter ended September 31, 2003. The information in the financial statements, including the capitalization of SILVERADO, included in such reports is complete, accurate and in compliance with applicable regulations.

Authorization  of Shares.
------------------------
SILVERADO is authorized to issue the Shares, upon conversion of the Promissory Note, as described in Section 1.01 (a) (iii). The Shares shall be "restricted securities" as such term is defined in Rule 144 adopted under the Securities Act of 1933, as amended, and may not be sold, conveyed, transferred or hypothecated by any of the shareholders of LENDINGTECH until and unless the Shares are registered under the Act or the sale or transfer would be exempt from registration requirements of the Act in the reasonable determination of SILVERADO.

Licenses and Permits;  Compliance  with Laws.
--------------------------------------------
Each of the material licenses and permits necessary for the operation of SILVERADO'S business is in full force and effect, and there are no pending or threatened claims or proceedings challenging the validity of, or seeking to revoke or discontinue, any of the material licenses and permits. The transaction contemplated by this Agreement will not affect the validity of, or cause the revocation or discontinuation of any of, the material licenses and permits.

Litigation.
-----------
Except as set forth below in section (a), there is no pending or threatened, action, suit, arbitration proceeding, charge, complaint, allegation, investigation, inquiry or other proceeding or claim before any court or governmental or administrative body or agency or other entity against, relating to or affecting SILVERADO or any director, shareholder, officer, agent or employee of SILVERADO in its, his or her capacity as such, or the assets, properties or business of SILVERADO or the transaction contemplated by this Agreement, nor is SILVERADO aware of any facts or circumstances which could reasonably lead to or provide the basis for any such action, suit, arbitration proceeding, investigation or inquiry that, if brought or adversely determined against SILVERADO could reasonably be expected to have a Material Adverse Effect upon SILVERADO.

    None

Disclosure.
-----------
None of the representations or warranties of SILVERADO contained in this Agreement or any documents delivered in connection with the transaction contemplated hereby, or in any certificate furnished or to be furnished pursuant hereto, contains any statement of a material fact that was untrue when made or omits to state any material fact necessary to make the statements of fact contained herein or therein not misleading in any material respect.


Survival of   Representations and Warranties.
---------------------------------------------
All of the above Representations and Warranties shall survive the closing of the transaction.


Obligations Pending and Following the Closing.
---------------------------------------------

Delivery of Promissory Notes and Restrictive Legend on Convertible Promissory Note.
--------------------------------------------------------------------------------
Following the Closing and in accordance with the terms of Section 1.01 (a) (iii) above, any Shares that the Convertible Promissory Note may be converted into shall bear the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THE TRANSFER QUALIFIES FOR AN EXEMPTION FROM OR EXEMPTION TO THE REGISTRATION PROVISIONS THEREOF.


Conditions  to  LENDINGTECH'S  Obligations.
-------------------------------------------
The  obligations  of  LENDINGTECH   and  Michael   Petrullo  to  consummate  the
transaction contemplated herein shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions:


Accuracy of  Representations  and Warranties.
---------------------------------------------
All of the representations and warranties of Silverado contained herein shall be true and correct as of the date when made and shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing Date.

Due  Diligence.
---------------
LENDINGTECH,   its  officers,   board  of  directors  as  a  group,   employees,
accountants, attorneys, representatives, advisors and/or agents shall have completed to their satisfaction, a due diligence review, prior to closing, of Silverado's business and financial condition.

Performance.
------------
SILVERADO shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with on or prior to the Closing Date.

Conditions to  SILVERADO'S  Obligations.
----------------------------------------
The obligations of SILVERADO to consummate the transaction contemplated herein shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions:


Affirmative  Vote of the Board of Directors  of  SILVERADO.
-----------------------------------------------------------
An affirmative vote of the Board of Directors of SILVERADO was held on April 2, 2004, affirming the issuance of the Promissory Notes agreed to in Section 1.01, as well as the issuance of shares agreed to in Section 1.01 (a) (iii) that may be issued upon conversion of the Promissory Note pursuant to such Section.


Accuracy of  Representations  and  Warranties.
----------------------------------------------
All of the representations and warranties of LENDINGTECH and Michael Petrullo contained herein shall be true and correct as of the date when made and shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing.


Due  Diligence.
---------------
SILVERADO, its officers, board of directors as a group, employees, accountants, attorneys, representatives, advisors and/or agents shall have completed to their satisfaction, a due diligence review, prior to closing, of LENDINGTECH's business and financial condition.


Performance.
------------
LENDINGTECH shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed by or complied with on or prior to the Closing Date.


Indemnification and Damages.
---------------------------

Indemnification.
----------------
Following the Closing Date, each of THE PARTIES shall indemnify, hold harmless and defend the other parties to this Agreement from and against any and all "Damages" (as hereinafter defined) that arise from or are in connection with:

Any material breach of, or inaccuracy in, any of the representations or warranties of such indemnifying party contained in this Agreement or any certificates delivered hereunder;

Any material breach or default by such indemnifying party of such party's covenants, agreements or obligations contained in this Agreement;

Any claim, lawsuit, action or other proceeding that (i) is pending against such indemnifying party on the Closing Date, or (ii) is brought against such indemnifying party as a result of, or arising from, any acts or omissions of such party that have occurred on or before the Closing Date;

Damages. "Damages", as used in this Section 7 shall mean: (i) demands, claims, actions, suits, investigations and legal or other proceedings brought against any indemnified party or parties, and any judgments or assessments, fines or penalties rendered therein or any settlements thereof, and (ii) all liabilities, damages, losses, taxes, assessments, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) incurred by any indemnified party or parties, to the extent not reimbursed or paid for by insurance, whether or not they have arisen from, or were incurred in or as a result of, any such demand, claim, action, suit, assessment or other proceeding or any settlement or judgment.


Termination and Amendment.
-------------------------

Termination.
------------
In addition to each party's rights under applicable law, this Agreement may also be terminated at any time prior to, or after, the Closing by written notice by the terminating party to the other party as follows:

By mutual written consent duly authorized by the Board of Directors of SILVERADO and LENDINGTECH and Michael Petrullo individually;

By LENDINGTECH, if there has been a material breach of any representation, warranty, covenant or agreement on the part of SILVERADO, which breach shall not have been cured within ten (10) business days following receipt by SILVERADO of written notice of such breach from LENDINGTECH and/or Michael Petrullo;

By SILVERADO, if there has been a material breach of any representation, warranty, covenant or agreement on the part of LENDINGTECH and/or Michael Petrullo, which breach shall not have been cured within ten (10) business days following receipt by the breaching parties of written notice of such breach from SILVERADO.

Effect of Termination. Only in the event of termination of this Agreement as provided in Section 8.01 (a), shall there be no liability or obligation on the part of SILVERADO and LENDINGTECH and their respective officers, directors, shareholders or affiliates.

 Amendment.
-----------
This Agreement may not be modified or amended except by an instrument in writing signed on behalf of each of the parties hereto.

Extension/Waiver.
----------------
At any time prior to the Closing, the parties hereto, by written action taken or authorized by their respective Boards of Directors and Michael Petrullo individually may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and/or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

Miscellaneous.
-------------
Any notice, receipt, offer or other communication required or permitted hereunder shall be sufficiently given if delivered in person, or sent by telex, facsimile transmission or registered or certified United States Mail (postage prepaid, return receipt requested) addressed to SILVERADO FINANCIAL INC. at its principal office located at 1475 S. Bascom Avenue, Suite 210, Campbell, CA 95003, or addressed to LENDINGTECH at its principal office located at 146 Saddlebow Road, Bell Canyon, California 91307, and such notice, receipt, offer or other communication shall be deemed to have been given as of the date so delivered, sent by telex, transmittal by facsimile, or mailed.

All section numbers and/or headings used herein are intended for convenience of reference, and do not mean, nor should they be construed to imply, a degree of relative importance between and among the sections hereof; each of which is equally as important as any other. Nor should such numbers or headings affect the interpretation or enforcement of this Agreement in any way.

In the event that any provision hereof shall be determined to be invalid, void, unenforceable or illegal as a matter of law by a court of competent jurisdiction, then such provision(s) shall be deemed severed from this Agreement and treated as if never a part hereof, with all remaining sections to continue in full force and effect. Any and all male or female pronouns, and the use of the singular or plural form of any word shall be read as if correctly used in the event of any particular circumstance.

This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to its conflict of law rules if any.

In the event of any dispute or claim relating to or arising out of this Agreement, and acquisition, LENDINGTECH, SILVERADO and Michael Petrullo individually (i) each agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Los Angeles County, California, and (ii) each waives its rights to have such disputes tried by a court or jury. However, LENDINGTECH, SILVERADO and Michael Petrullo individually agree that this arbitration provision shall not apply to any disputes or claims relating to, or arising out of, the misuse or misappropriation of either party's: trade secrets, proprietary information, or other proprietary rights or property.

No rules of construction are intended by the parties hereto, nor shall be employed in the interpretation hereof. For all purposes, all parties hereto shall be deemed joint authors hereof.

This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Any party to this Agreement may waive any right it may have hereunder or any breach or default hereunder by any other party hereto; provided that no such waiver will be effective against the waiving party unless it is in writing and specifically refers to this Agreement. No waiver will be deemed to be a waiver of any other right or any subsequent breach or default of the same or similar nature.

This Agreement, including schedules and other documents referred to herein which form a part hereof, embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements or understandings (whether written or oral) among the parties, in respect to the subject matter contained herein.

This agreement may not be modified, amended or terminated, except by written agreement specifically referring to this Agreement signed by the parties hereto.

Michael Petrullo may not assign this Agreement, or assign his rights or delegate his duties hereunder, without the prior written consent of SILVERADO. Prior to the Closing, SILVERADO may not assign this Agreement, or assign its rights or delegate its duties hereunder, without the prior written consent of Michael Petrullo.

This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against THE PARTIES, their heirs, executors, personal representative, successors and assigns. Each party hereto, his personal representatives and the fiduciary of the estate of any deceased Party hereto, should the event occur prior to the closing of this Agreement shall do all acts and will execute, acknowledge and deliver all instruments necessary and/or proper to make this Agreement effective.

An item shall be deemed "material" for the purposes of this Agreement if it constitutes more than Ten Thousand Dollars ($10,000.00).

Notwithstanding anything to the contrary in this Agreement, there are no third party beneficiaries of Silverado's obligations pursuant to this Agreement, including, but not limited to, any current or future creditors of LENDINGTECH and/or Michael Petrullo; and SILVERADO does not assume any of the debts or obligations of LENDINTECH and/or Michael Petrullo

All parties, their representatives, appointees, employees, consultants, representatives et..hereby agree to keep completely confidential and to not contact for any purpose, the names of any banks, lending institutions, corporations, organizations, individuals, entities, borrowers, buyers or sellers, customers, contractors which would be considered Confidential and Proprietary Information of LENDINTECH and/or any of the aforementioned entities, but not limited to, introduced by Silverado or their associates. Such identities and information shall remain confidential during the applicable transaction(s) and during the duration of this Agreement and after the closing of this transaction, such information is considered the property of Silverado and all parties hereby agree, individually and separately, not to divulge or use, or benefit from said information for as long as legally enforceable under applicable law. All parties agree they will be causing damages to Silverado in the event of a violation of this confidentiality section and hereby agree not to circumvent each other in their dealings pertaining to this or any other transactions with parties introduced hereto. The obligations under this Section
9.14 shall survive the Closing of this transaction.

All parties agree that the escrow for the 2,000,000 restricted shares of Silverado common stock will be handled by David Kahn, Esq., who is also Buyer's attorney.

Michael Petrullo hereby agrees not to directly or indirectly compete with the business of LENDINGTECH and its successors and assigns for a period of three (3) years following the Closing of this transaction.

The term "not compete" as used herein shall mean Michael Petrullo shall not own, manage, operate, consult or to be employed in a business substantially similar to, or competitive with, the present business of Silverado, the past business of Lendingtech.com, Inc., or such other business activity in which Silverado may substantially engage in over the following three (3) years.

The parties agree that because damages for a breach of Section 9.16 may be too difficult to determine, Buyer will be entitled to enforce any or all of such Section by means of an Injunction.

In   the event that any court  should find that any  portions or  provisions  of
     Section 9.16 are too broad to be enforceable as written, the parties hereto herby agree that such Section is hereby by deemed to be rewritten to the maximum restrictive extent permitted by law to be enforceable.

This Agreement supercedes all other previous agreements.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year, and place, first above written.

SILVERADO FINANCIAL, INC.
A Nevada corporation


_________________________________   Date   ___________________
John E. Hartman, Chairman/CEO



LENDINGTECH.COM, INC.
A California corporation


______________________________              Date   ___________________
Michael Petrullo, President



Richard and Mike's Calabasas Realty, Inc.
A California corporation

______________________________              Date   ___________________
Michael Petrullo, President




________________________________            Date  ____________________
Michael Petrullo, Individually

                                   SCHEDULE A
                            SILVERADO FINANCIAL, INC.
                         15% FIXED RATE PROMISSORY NOTE

DATE:                      May 2, 2004


Interest Rate:             15%

Principal Amount: $180,000.00

     Silverado Financial, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MICHAEL PETRULLO (the "Holder"), the Principal Amount set forth above together with interest thereon, at the rate of 15% per annum, payable monthly, in accordance with Schedule B following, with the Principal Amount hereof due in full over twenty (20) months in equal monthly installments, subject to earlier acceleration or prepayment, on/or before January 1, 2006. (The "Maturity Date").

     If the Maturity Date, or at any other payment due date, is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day, with the same force and effect as if such payment were made on such Maturity Date, or at any other payment due date, and interest shall accrue for the period after such date. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, on which commercial banks located in California, are not required to be or authorized to be closed.

     All installments of principal and/or interest on this Note shall be paid to the Holder, at his or her address at 146 Saddlebow Road, Bell Canyon, California 91307, or such other location as the Holder hereof may from time to time specify in writing or to such other place as may be designated in writing by the Holder.

     Upon the election of the Company, the Note is subject to prepayment by the Company, in whole or in part, without penalty, along with any interest on the date of such prepayment. Notice of prepayment shall be given to Holder by the Company by certified mail to Holder's last known address not less then 30 days nor more than 60 days prior to prepayment.

     Interest and principal, if applicable, is payable on the Maturity Date, or at any other payment due date, by check or draft mailed on the Maturity Date, or at any other payment due date. The principal and interest on this Note are payable in lawful money of the United States of America.

     Notwithstanding the foregoing, this Note shall be come due and payable, including all accrued interest, upon the occurrence of any of the following defaults ("Default"): (a) there is a failure to pay any installment of principal and/or interest due under this Note, and the same is not cured within thirty
(30) days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment; or is not otherwise excused by the Holder; or (b) the Company becomes insolvent, a receiver is appointed for any part of the Company's property, or the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by or against any of them under any bankruptcy or insolvency laws, and any such action continues for a period of sixty (60) days. In the event of any such default in payment which is not cured within 30 days after Silverado's receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON THE REPRESENTATION OF THE RECIPIENT THAT THE RECIPIENT IS AN ACCREDITED INVESTOR WHO IS PURCHASING FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION. THE NOTE MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED, DONATED, TRANSFERRED WHETHER OR NOT FOR CONSIDERATION, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE, OR THERE IS PRESENTED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

     Except as otherwise provided herein, the Company waives presentment, demand, notice of dishonor, protest and nonpayment, and further waives all exemptions to which the Company may now or hereafter be entitled under the laws of this or any other state of the United States, and further agrees that the Holder shall have the right, without notice, to deal in any way, at any time, with the Company, and to grant to the Company any extension of time for payment of this Note and any other indulgence or forbearance whatsoever, in every instance without the consent of the Company and without in any way affecting the liability of the Company and the rights the Holder may have hereunder or by virtue of the laws of this or any other state of the United States.

 This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS OF THE ABOVE, the Company has caused this Note to be executed in the name of the Company by the signature of its duly authorized officer, as of the date shown above.



                                                     SILVERADO FINANCIAL, INC.



                                                     __________________________

                                                     John E. Hartman
                                                     Chief Executive Officer

                                   SCHEDULE B

Payout  Schedule  for 15% per annum  Promissory  Note made  payable  to  Michael
Petrullo

    Date      Principal    Interest      Payment
-----------------------------------------------------
  6/1/2004      $9,000.00   $2,250.00     $11,250.00
  7/1/2004      $9,000.00   $2,137.50     $11,137.50
  8/1/2004      $9,000.00   $2,025.00     $11,025.00
  9/1/2004      $9,000.00   $1,912.50     $10,912.50
 10/1/2004      $9,000.00   $1,800.00     $10,800.00
 11/1/2004      $9,000.00   $1,687.50     $10,687.50
 12/1/2004      $9,000.00   $1,575.00     $10,575.00
  1/1/2005      $9,000.00   $1,462.50     $10,462.50
  2/1/2005      $9,000.00   $1,350.00     $10,350.00
  3/1/2005      $9,000.00   $1,237.50     $10,237.50
  4/1/2005      $9,000.00   $1,125.00     $10,125.00
  5/1/2005      $9,000.00   $1,012.50     $10,012.50
  6/1/2005      $9,000.00     $900.00      $9,900.00
  7/1/2005      $9,000.00     $787.50      $9,787.50
  8/1/2005      $9,000.00     $675.00      $9,675.00
  9/1/2005      $9,000.00     $562.50      $9,562.50
 10/1/2005      $9,000.00     $450.00      $9,450.00
 11/1/2005      $9,000.00     $337.50      $9,337.50
 12/1/2005      $9,000.00     $225.00      $9,225.00
  1/1/2006      $9,000.00     $112.50     $10,040.90
-----------------------------------------------------
                         TOTAL           $204,553.40




                            SILVERADO FINANCIAL, INC.
                         15% FIXED RATE PROMISSORY NOTE


DATE:             May 2, 2004

Interest Rate:    15%

Principal Amount: $20,000.00

     Silverado Financial, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MICHAEL BERNSTEIN (the "Holder"), the Principal Amount set forth above together with interest thereon, at the rate of 15% per annum, payable monthly, in accordance with Schedule D following, with the
Principal Amount hereof due in full over twenty (20) months in equal installments, subject to earlier acceleration or prepayment, on/or before January 1, 2006. (The "Maturity Date").

     If the Maturity Date, or at any other payment due date, or at any other payment due date, is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day, with the same force and effect as if such payment were made on such Maturity Date, or at any other payment due date, or at any other payment due date, and interest shall accrue for the period after such date. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, on which commercial banks located in California, are not required to be or authorized to be closed.

     All installments of principal and/or interest on this Note shall be paid to the Holder, at his or her address at 2830 Las Posas Circle, Camarillo, California 93012, or such other location as the Holder hereof may from time to time specify in writing or to such other place as may be designated in writing by the Holder.

     Upon the election of the Company, the Note is subject to prepayment by the Company, in whole or in part, without penalty, along with any interest on the date of such prepayment. Notice of prepayment shall be given to Holder by the Company by certified mail to Holder's last known address not less then 30 days nor more than 60 days prior to prepayment.

     Interest and principal, if applicable, is payable on the Maturity Date, or at any other payment due date, by check or draft mailed on the Maturity Date, or at any other payment due date. The principal and interest on this Note are payable in lawful money of the United States of America.

     Notwithstanding the foregoing, this Note shall be come due and payable, including all accrued interest, upon the occurrence of any of the following defaults ("Default"): (a) there is a failure to pay any installment of principal and/or interest due under this Note, and the same is not cured within thirty
(30) days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment; or is not otherwise excused by the Holder; or (b) the Company becomes insolvent, a receiver is appointed for any part of the Company's property, or the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by or against any of them under any bankruptcy or insolvency laws, and any such action continues for a period of sixty (60) days. In the event of any such default in payment which is not cured within 30 days after Silverado's receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON THE REPRESENTATION OF THE RECIPIENT THAT THE RECIPIENT IS AN ACCREDITED INVESTOR WHO IS PURCHASING FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION. THE NOTE MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED, DONATED, TRANSFERRED WHETHER OR NOT FOR CONSIDERATION, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE, OR THERE IS PRESENTED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

     Except as otherwise provided herein, the Company waives presentment, demand, notice of dishonor, protest and nonpayment, and further waives all exemptions to which the Company may now or hereafter be entitled under the laws of this or any other state of the United States, and further agrees that the Holder shall have the right, without notice, to deal in any way, at any time, with the Company, and to grant to the Company any extension of time for payment of this Note and any other indulgence or forbearance whatsoever, in every instance without the consent of the Company and without in any way affecting the liability of the Company and the rights the Holder may have hereunder or by virtue of the laws of this or any other state of the United States.

This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS OF THE ABOVE, the Company has caused this Note to be executed in the name of the Company by the signature of its duly authorized officer, as of the date shown above.

                                                     SILVERADO FINANCIAL, INC.
                                                     __________________________

                                                     John E. Hartman
                                                     Chief Executive Officer



                                   SCHEDULE D

Payout Schedule for 15% per annum Promissory Note made payable to Michael Bernstein

    Date      Principal    Interest     Payment
----------------------------------------------------
  6/1/2004   $1,000.00        $250.00     $1,250.00
  7/1/2004   $1,000.00        $237.50     $1,237.50
  8/1/2004   $1,000.00        $225.00     $1,225.00
  9/1/2004   $1,000.00        $212.50     $1,212.50
 10/1/2004   $1,000.00        $200.00     $1,200.00
 11/1/2004   $1,000.00        $187.50     $1,187.50
 12/1/2004   $1,000.00        $175.00     $1,175.00
  1/1/2005   $1,000.00        $162.50     $1,162.50
  2/1/2005   $1,000.00        $150.00     $1,150.00
  3/1/2005   $1,000.00        $137.50     $1,137.50
  4/1/2005   $1,000.00        $125.00     $1,125.00
  5/1/2005   $1,000.00        $112.50     $1,112.50
  6/1/2005   $1,000.00        $100.00     $1,100.00
  7/1/2005   $1,000.00         $87.50     $1,087.50
  8/1/2005   $1,000.00         $75.00     $1,075.00
  9/1/2005   $1,000.00         $62.50     $1,062.50
 10/1/2005   $1,000.00         $50.00     $1,050.00
 11/1/2005   $1,000.00         $37.50     $1,037.50
 12/1/2005   $1,000.00         $25.00     $1,025.00
  1/1/2006   $1,000.00         $12.50     $1,115.66
----------------------------------------------------
                         TOTAL           $22,728.16




                                   SCHEDULE E

                            SILVERADO FINANCIAL, INC.

                          8% FIXED RATE PROMISSORY NOTE

DATE:             May 2, 2004


Interest Rate:    8%

Principal Amount: $144,000.00

     Silverado Financial, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MICHAEL PETRULLO (the "Holder"), the Principal Amount set forth above together with interest thereon, at the rate of 8% per annum, payable quarterly, in accordance with Schedule F following, with the Principal Amount hereof due in full in three (3) years, subject to earlier acceleration or prepayment, on/or before June 25, 2007. (The "Maturity Date").

     If the Maturity Date, or at any other payment due date, is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day, with the same force and effect as if such payment were made on such Maturity Date, or at any other payment due date, and interest shall accrue for the period after such date. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, on which commercial banks located in California, are not required to be or authorized to be closed.

     All installments of principal and/or interest on this Note shall be paid to the Holder, at his or her address at 146 Saddlebow Road, Bell Canyon, California 91307, or such other location as the Holder hereof may from time to time specify in writing or to such other place as may be designated in writing by the Holder.

     Upon the election of the Company, the Note is subject to prepayment by the Company, in whole or in part, without penalty, along with any interest on the date of such prepayment. Notice of prepayment shall be given to Holder by the Company by certified mail to Holder's last known address not less then 30 days nor more than 60 days prior to prepayment.

     Interest and principal, if applicable, is payable on the Maturity Date, or at any other payment due date, by check or draft mailed on the Maturity Date, or at any other payment due date. The principal and interest on this Note are payable in lawful money of the United States of America.

     Notwithstanding the foregoing, this Note shall be come due and payable, including all accrued interest, upon the occurrence of any of the following defaults ("Default"): (a) there is a failure to pay any installment of principal and/or interest due under this Note, and the same is not cured within thirty
(30) days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment; or is not otherwise excused by the Holder; or (b) the Company becomes insolvent, a receiver is appointed for any part of the Company's property, or the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by or against any of them under any bankruptcy or insolvency laws, and any such action continues for a period of sixty (60) days. In the event of any such default in payment which is not cured within 30 days after Silverado's receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON THE REPRESENTATION OF THE RECIPIENT THAT THE RECIPIENT IS AN ACCREDITED INVESTOR WHO IS PURCHASING FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION. THE NOTE MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED, DONATED, TRANSFERRED WHETHER OR NOT FOR CONSIDERATION, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE, OR THERE IS PRESENTED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

     Except as otherwise provided herein, the Company waives presentment, demand, notice of dishonor, protest and nonpayment, and further waives all exemptions to which the Company may now or hereafter be entitled under the laws of this or any other state of the United States, and further agrees that the Holder shall have the right, without notice, to deal in any way, at any time, with the Company, and to grant to the Company any extension of time for payment of this Note and any other indulgence or forbearance whatsoever, in every instance without the consent of the Company and without in any way affecting the liability of the Company and the rights the Holder may have hereunder or by virtue of the laws of this or any other state of the United States.

This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS OF THE ABOVE, the Company has caused this Note to be executed in the name of the Company by the signature of its duly authorized officer, as of the date shown above.



                                                     SILVERADO FINANCIAL, INC.
                                                     ___________________________

                                                     John E. Hartman
                                                     Chief Executive Officer

                                   SCHEDULE F

Payout Schedule for 8% per annum Interest Only Promissory Note made payable to Michael Petrullo


      Date            8% Note
---------------------------------
    25-Jun-04        $ 2,880.00
    25-Sep-04        $ 2,880.00
    31-Dec-04        $ 2,880.00
    26-Mar-05        $ 2,880.00
    25-Jun-05        $ 2,880.00
    25-Sep-05        $ 2,880.00
    31-Dec-05        $ 2,880.00
    26-Mar-06        $ 2,880.00
    25-Jun-06        $ 2,880.00
    25-Sep-06        $ 2,880.00
    31-Dec-06        $ 2,880.00
    26-Mar-07        $ 2,880.00
    25-Jun-07      $ 144,000.00
---------------------------------
      TOTAL      $   178,560.00



                                   SCHEDULE G

                            SILVERADO FINANCIAL, INC.

                    5% FIXED RATE CONVERTIBLE PROMISSORY NOTE

DATE:             May 2, 2004

Interest Rate:    5%

Principal Amount: $144,000.00

     Silverado Financial, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MICHAEL PETRULLO (the "Holder"), the Principal Amount set forth above together with interest thereon, at the rate of 5% per annum, payable quarterly on the amount of 5% Convertible Promissory Note that has not been converted into Silverado common stock, in accordance with Schedule H following, subject to earlier acceleration or prepayment.

     If the Maturity Date, or at any other payment due date, is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day, with the same force and effect as if such payment were made on such Date, and interest shall accrue for the period after such date. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, on which commercial banks located in California, are not required to be or authorized to be closed.

     All installments of principal and/or interest on this Note shall be paid to the Holder at his or her address at 146 Saddlebow Road, Bell Canyon, California 91307, or such other location as the Holder hereof may from time to time specify in writing or to such other place as may be designated in writing by the Holder.

     Upon the election of the Company, the Note is subject to prepayment by the Company, in whole or in part, without penalty, along with any interest on the date of such prepayment. Notice of prepayment shall be given to Holder by the Company by certified mail to Holder's last known address not less then 30 days nor more than 60 days prior to prepayment.

     Interest and principal, if applicable, is payable on the Maturity Date, or at any other payment due date, by check or draft mailed on the Date. The principal and interest on this Note are payable in lawful money of the United States of America.

     Notwithstanding the foregoing, this Note shall be come due and payable, including all accrued interest, upon the occurrence of any of the following defaults ("Default"): (a) there is a failure to pay any installment of principal and/or interest due under this Note, and the same is not cured within thirty
(30) days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment; or is not otherwise excused by the Holder; or (b) the Company becomes insolvent, a receiver is appointed for any part of the Company's property, or the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by or against any of them under any bankruptcy or insolvency laws, and any such action continues for a period of sixty (60) days. In the event of any such default in payment which is not cured within 30 days after Silverado's receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON THE REPRESENTATION OF THE RECIPIENT THAT THE RECIPIENT IS AN ACCREDITED INVESTOR WHO IS PURCHASING FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION. THE NOTE MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED, DONATED, TRANSFERRED WHETHER OR NOT FOR CONSIDERATION, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE, OR THERE IS PRESENTED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

     Except as otherwise provided herein, the Company waives presentment, demand, notice of dishonor, protest and nonpayment, and further waives all exemptions to which the Company may now or hereafter be entitled under the laws of this or any other state of the United States, and further agrees that the Holder shall have the right, without notice, to deal in any way, at any time, with the Company, and to grant to the Company any extension of time for payment of this Note and any other indulgence or forbearance whatsoever, in every instance without the consent of the Company and without in any way affecting the liability of the Company and the rights the Holder may have hereunder or by virtue of the laws of this or any other state of the United States.

DESCRIPTION OF THE 5% CONVERTIBLE PROMISSORY NOTE

Conversion  Price...The 5%  Convertible  Promissory  Note  is  convertible  into common stock at the greater of 100% of the average share closing price during the five trading days prior to conversion or $.35 per share; upon receipt by the Issuer from the Convertible Promissory Note Holder(s) of notice of conversion. At the time of conversion, Silverado Financial may elect to pay accrued but unpaid dividends through the conversion date either in cash or additional shares of Silverado Financial Common Stock valued at the current asking price, as per www.bloomberg.com, of the Common Stock at the time of conversion.

Interest Payments...Pays  quarterly  non-amortizing  interest  of 5% per  annum.
                    Payments beginning on the nearest upcoming quarterly payment date after the Closing, as per the following schedule: 1rst Quarter payment date March 26, 2nd Quarter payment date June 25, 3rd Quarter payment date September 25, 4th Quarter payment date December 31.

Redemption..........The  5%  Convertible  Promissory  Note  may be  redeemed  by
                    Silverado at any time, for cash, or other acceptable negotiable instrument, upon payment of the unpaid principal and accrued interest balance due on that date. The redemption date will be designated in the notice of redemption, and will be a date between 30 and 60 days after the notice of redemption is given to the holders of 5% Convertible Promissory Note.

Collateral..........Secured against the same 2,000,000  restricted shares common shares of Silverado as the other NOTES involved in the transaction.

Default.............Default  is  defined  as   non-payment   of  the  prescribed
                    quarterly payments, not cured within 30 days after Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment. In the event of any default in payment which is not cured within 30 days after receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

Share Adjustments...The Promissory Note will automatically  adjust appropriately to any forward or reverse stock splits to reflect the same ownership percentage as previous to the split.

This Note shall be governed by and construed in accordance with the laws of the State of Califonia.

     IN WITNESS OF THE ABOVE, the Company has caused this Note to be executed in the name of the Company by the signature of its duly authorized officer, as of the date shown above.
                                                     SILVERADO FINANCIAL, INC.
                                                     ___________________________
                                                     John E. Hartman
                                                     Chief Executive Officer

                                   SCHEDULE H

Payout Schedule for the un-converted 5% per annum Convertible Promissory Note made payable to Michael Petrullo

                 Unconverted
Date             5% Note
----------------------------
25-Jun-04        $1,800.00
25-Sep-04        $1,800.00
31-Dec-04        $1,800.00
26-Mar-05        $1,800.00
25-Jun-05        $1,800.00
25-Sep-05        $1,800.00
31-Dec-05        $1,800.00
26-Mar-06        $1,800.00
25-Jun-06        $1,800.00
25-Sep-06        $1,800.00
31-Dec-06        $1,800.00
26-Mar-07        $1,800.00



                                   SCHEDULE I
                            SILVERADO FINANCIAL, INC.
                    5% FIXED RATE CONVERTIBLE PROMISSORY NOTE


DATE:             May 2, 2004

Interest Rate:    5%

Principal Amount: $32,000.00

     Silverado Financial, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MICHAEL BERNSTEIN (the "Holder"), the Principal Amount set forth above together with interest thereon, at the rate of 5% per annum, payable quarterly on the amount of 5% Convertible Promissory Note that has not been converted into Silverado common stock, in accordance with Schedule J following, subject to earlier acceleration or prepayment.

     If the Maturity Date, or any other payment date, is not a Business Day, then payment of interest or principal may be made on the next succeeding Business Day, with the same force and effect as if such payment were made on such Date, and interest shall accrue for the period after such date. The term "Business Day" as used herein means any day, other than a Saturday or Sunday, on which commercial banks located in California, are not required to be or authorized to be closed.

     All installments of principal and/or interest on this Note shall be paid to the Holder, at his or her address at 2830 Las Posas Circle, Camarillo, California 93012, or such other location as the Holder hereof may from time to time specify in writing or to such other place as may be designated in writing by the Holder.

     Upon the election of the Company, the Note is subject to prepayment by the Company, in whole or in part, without penalty, along with any interest on the date of such prepayment. Notice of prepayment shall be given to Holder by the Company by certified mail to Holder's last known address not less then 30 days nor more than 60 days prior to prepayment.

     Interest and principal, if applicable, is payable on the Maturity Date, or any other payment date, by check or draft mailed on the Date. The principal and interest on this Note are payable in lawful money of the United States of America.

     Notwithstanding the foregoing, this Note shall be come due and payable, including all accrued interest, upon the occurrence of any of the following defaults ("Default"): (a) there is a failure to pay any installment of principal and/or interest due under this Note, and the same is not cured within thirty
(30) days of Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment; or is not otherwise excused by the Holder; or (b) the Company becomes insolvent, a receiver is appointed for any part of the Company's property, or the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by or against any of them under any bankruptcy or insolvency laws, and any such action continues for a period of sixty (60) days. In the event of any such default in payment which is not cured within 30 days after Silverado's receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON THE REPRESENTATION OF THE RECIPIENT THAT THE RECIPIENT IS AN ACCREDITED INVESTOR WHO IS PURCHASING FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION. THE NOTE MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED, DONATED, TRANSFERRED WHETHER OR NOT FOR CONSIDERATION, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE, OR THERE IS PRESENTED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

     Except as otherwise provided herein, the Company waives presentment, demand, notice of dishonor, protest and nonpayment, and further waives all exemptions to which the Company may now or hereafter be entitled under the laws of this or any other state of the United States, and further agrees that the Holder shall have the right, without notice, to deal in any way, at any time, with the Company, and to grant to the Company any extension of time for payment of this Note and any other indulgence or forbearance whatsoever, in every instance without the consent of the Company and without in any way affecting the liability of the Company and the rights the Holder may have hereunder or by virtue of the laws of this or any other state of the United States.

DESCRIPTION OF THE 5% CONVERTIBLE PROMISSORY NOTE


Conversion Price....The 5%  Convertible  Promissory  Note  is  convertible  into common stock at the greater of 100% of the average share closing price during the five trading days prior to conversion or $.35 per share; upon receipt by the Issuer from the Convertible Promissory Note Holder(s) of notice of conversion. At the time of conversion, Silverado Financial may elect to pay accrued but unpaid dividends through the conversion date either in cash or additional shares of Silverado Financial Common Stock valued at the current asking price, as per www.bloomberg.com, of the Common Stock at the time of conversion.

Interest Payments...Pays  quarterly  non-amortizing  interest  of 5% per  annum.
                    Payments beginning on the nearest upcoming quarterly payment date after the Closing, as per the following schedule: 1rst Quarter payment date March 26, 2nd Quarter payment date June 25, 3rd Quarter payment date September 25, and 4th Quarter payment date December 31.

Redemption..........The  5%  Convertible  Promissory  Note  may be  redeemed  by
                    Silverado at any time, for cash, or other acceptable negotiable instrument, upon payment of the unpaid principal and accrued interest balance due on that date. The redemption date will be designated in the notice of redemption, and will be a date between 30 and 60 days after the notice of redemption is given to the holders of 5% Convertible Promissory Note.

Collateral..........Secured against the same 2,000,000  restricted shares common shares of Silverado as the other NOTES involved in the transaction.

Default.............Default  is  defined  as   non-payment   of  the  prescribed
                    quarterly payments, not cured within 30 days after Silverado's receipt of the written Notice of Default, which shall be delivered upon Silverado being greater than 7 days late in any payment. In the event of any default in payment which is not cured within 30 days after receipt of written Notice, Silverado will agree to release an appropriate number of shares from the escrow account representing the dollar amount of interest and principal which is past due. Any such release of such collateral shall be in lieu of the principal and interest that was past due.

Share Adjustments...The Promissory Note will automatically  adjust appropriately to any forward or reverse stock splits to reflect the same ownership percentage as previous to the split.


This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS OF THE ABOVE, the Company has caused this Note to be executed in the name of the Company by the signature of its duly authorized officer, as of the date shown above.

                                                     SILVERADO FINANCIAL, INC.
                                                     ___________________________
                                                     John E. Hartman
                                                     Chief Executive Officer

                                   SCHEDULE J

Payout Schedule for the un-converted 5% per annum Convertible Promissory Note made payable to Michael Bernstein

                    Unconverted
      Date            5% Note
---------------------------------
    25-Jun-04         $400.00
    25-Sep-04         $400.00
    31-Dec-04         $400.00
    26-Mar-05         $400.00
    25-Jun-05         $400.00
    25-Sep-05         $400.00
    31-Dec-05         $400.00
    26-Mar-06         $400.00
    25-Jun-06         $400.00
    25-Sep-06         $400.00
    31-Dec-06         $400.00
    26-Mar-07         $400.00



                                   SCHEDULE K
                        Lendingtech Financial Statements

                                   SCHEDULE L
                            Broker Change Application

                                   SCHEDULE M
                Franchise Tax Board Memorandums from Lendingtech

                                   SCHEDULE N
                              Notice of Conversion

                                   SCHEDULE O
 URL's usernames, passwords, co-location site information(s), software(s) etc...

                                   SCHEDULE P
                         Corporation License Application

                                   SCHEDULE Q
                                Escrow Agreement


                                   SCHEDULE Q
                                ESCROW AGREEMENT
                               -------------------

     ESCROW AGREEMENT (this "Escrow Agreement") dated May 1, 2004, by and among Michael Petrullo whose main office is located at 146 Saddlebow Road, Bell Canyon, California 91307 ("Seller"); and Silverado Financial Inc. having an address at 5976 W. Las Positas Blvd., Suite 112, Pleasanton, California 94588, a Nevada Corporation ("Buyer"); and David Kahn, attorney at law as escrow agent (the "Escrow Agent") located at 535 N. Hayworth Street, Suite 301, Los Angeles, California 90048.


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W I T N E S E T H:

     WHEREAS, Buyer and Seller are parties to that certain purchase agreement dated May 1, 2004 (the "Purchase Agreement") regarding the purchase by Buyer of all of the outstanding stock of Lendingtech.com, Inc.

     WHEREAS, pursuant to the Purchase Agreement, Buyer has agreed to be the maker of five (5) Promissory notes (the "NOTES") to be collateralized with two-million (2,000,000) Silverado Financial common shares, restricted pursuant to Rule 144, which shares shall be held by the Escrow Agent in escrow and released in accordance with the terms and conditions of the Purchase Agreement and the accompanying NOTES:

     WHEREAS, Michael Bernstein has acted as Seller's agent in connection with the transaction referred to above; and

     WHEREAS, Buyer, Seller and Michael Bernstein acknowledge and agree that this Escrow Agreement shall serve as irrevocable authorization and direction to the Escrow Agent to receive, hold, and ultimately deliver the Escrow Fund (as hereinafter defined), upon the terms, and subject to the conditions, of this Escrow Agreement and attached NOTES.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Escrow Agreement hereby agree as follows:


SECTION 1.   Escrow of Deposit.
-----------------------------
Simultaneously with the execution of this Escrow Agreement, Buyer shall cause the Deposit to be paid to the Escrow Agent two million (2,000,000) restricted common shares of Silverado Financial Inc. 1,800,000 in the name of Michael Petrullo and 200,000 in the name of Michael Bernstein. Said deposit shall become non-refundable to buyer to the extent of the monetary default of the NOTES. Said remedy shall be applied toward payment of any default in the NOTES, and any release of such deposited shares due to any default shall be reduced proportionally by the amount of interest and principal paid prior to default.


SECTION 2.   Acknowledgement  of  Receipt of Shares.
---------------------------------------------------
The Escrow Agent, by its execution and delivery of this Agreement, will acknowledge receipt of such shares, and the Escrow Agent agrees to hold the 2,000,000 restricted shares in escrow, and to act as such escrow agent with respect thereto in accordance with the terms of this Escrow Agreement.

2.01 If the deposited shares, at the date of default, as defined in Section 1.01
a) of the Purchase Agreement, are worth less (measured by the closing price as per www.bloomberg.com) than the principal amount and accrued interest owed on the NOTES, then there will be no reduction for the principal and interest already paid. However, if the deposited shares at the date of default are worth greater (measured by the closing price as per www.bloomberg.com) than the principal amount and accrued interest owed on the notes, then there will be a pro-rata reduction for the principal and interest paid, to the extent that the reduction does not decrease the value of the shares below the amount owed on the NOTES, and the excess of deposited shares shall be returned to Buyer.

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


SECTION 3.   Release by Escrow Agent.
-----------------------------------
The Escrow Agent shall continue to hold the 2,000,000 Silverado Financial restricted common shares in escrow, and, subject to the terms of this Escrow
Agreement, shall only release such restricted common shares upon, and in accordance with, the Purchase Agreement and NOTES.

SECTION 4.   Further  Assurances.
------------------------------
Buyer, Seller and Michael Bernstein agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent, from time to time, may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a)to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b)to better enable the Escrow Agent to exercise any such right, power, privilege, remedy or interest, or (c)to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

SECTION 5.   Conflicting  Demands.
--------------------------------
If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, Seller and Buyer agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to Seller, Buyer and Michael Bernstein and/or any other person for his failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by an arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties.

SECTION 6.   Disputes.
--------------------
Each of the parties hereto hereby covenants and agrees that the Federal or state courts located in the County of Santa Clara in the state of California shall have jurisdiction over any dispute with the Escrow Agent or relating to this Escrow Agreement.

SECTION 7.   Reliance on Documents and Experts.
-----------------------------------------------
The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telecopy, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including himself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to Buyer, Seller and Michael Bernstein.

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

SECTION 8.   Status of the Escrow  Agent,  Etc.
-----------------------------------------------
The Escrow Agent is acting under this Escrow Agreement as a stakeholder only. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and Seller, Buyer and/or Michael Bernstein. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's legal representation of Seller, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent that Seller has been represented by the Escrow Agent, Seller hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon Seller. The Escrow Agent's only duties are those expressly set forth in this Escrow Agreement, and the parties hereto authorize the Escrow Agent to perform those duties in accordance with his usual practices in holding funds of his own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of his rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of his duties under this Escrow Agreement by or through his partners, employees, attorneys, agents or designees.

SECTION 9.   Exculpation.
-------------------------
The Escrow Agent and his designees, and their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of the Escrow Fund or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement; and Buyer, Seller and Michael Bernstein hereby waive any and all claims and actions whatsoever against the Escrow Agent and his designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

SECTION 10.  Indemnification.
-----------------------------
The Escrow Agent and his designees, and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, jointly and severally by Buyer, Seller and Michael Bernstein from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of, or related directly or indirectly to, this Escrow Agreement, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant under this Escrow Agreement.

SECTION  11. Notices.
----------------------
Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given:

(a) upon hand delivery, by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or

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
SECTION  11. Notices. - continued

(b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, orShare Adjustments

(c)  upon actual receipt of such mailing, whichever shall first occur.


     If to Buyer:                  Silverado Financial Inc.
                                   Attention: John Hartman
                                   1475 S. Bascom Avenue, Suite 210
                                   Campbell, CA 95008
                                   Telephone No.:  (408) 371-2301
                                   Facsimile No.:   (408) 371-2302

     If to Seller:                 Michael Petrullo
                                   146 Saddlebow Road
                                   Bell Canyon, California 91307
                                   Telephone No.: (818) 716-1779
                                   Facsimile No.:  (818) 610-0787

     If to Michael Bernstein:      Michael Bernstein
                                   2830 Las Posas Circle
                                   Camarillo, California 93012
                                   Telephone No.: (805) 890-9800
                                   Facsimile No.:  (805) 491-2725

     If to the Escrow Agent:       David Kahn
                                   Attorney at Law
                                   535 N. Hayworth Street, Suite 301,
                                   Los Angeles, California 90048.
                                   Telephone No.: (323) 658-6771
                                   Facsimile No.: (323) 651-5569


SECTION 12.  Section and Other Headings.
----------------------------------------
The section and other headings contained in this Escrow Agreement are for convenience only, shall not be deemed a part of this Escrow Agreement and shall not affect the meaning or interpretation of this Escrow Agreement.

SECTION 13.  Arbitration.
-------------------------
In the event of a disagreement or dispute between any of the parties hereto arising out of, or connected with, this Escrow Agreement which cannot be adjusted by and between the parties involved, the dispute shall be settled pursuant to the rules of the American Arbitration Association, which rules are by this reference incorporated herein.

SECTION 14.  Counterparts.
--------------------------
This Escrow Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

SECTION 15.  Resignation of Escrow Agent.
-----------------------------------------
The Escrow Agent may, at any time, at his option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to Seller, Buyer and Michael Bernstein. In such event, the Escrow Agent shall deposit the


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Resignation of Escrow Agent.- continued

escrowed common stock to a William O'Neal esq., 668 N. 44th Street, Suite 233, Phoenix, Arizona, 85008. Telephone: 602-267-3855, Facsimile: 602-267-7400. Trust within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if Buyer, Seller and Michael Bernstein shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Escrow Fund, the Escrow Agent shall be released of and from all liability under this Escrow Agreement.

SECTION  16. Successors  and  Assigns; Assignment.
--------------------------------------------------
Whenever in this Escrow Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf Buyer, Seller and Michael Bernstein in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall be deemed to authorize or permit Buyer, Seller or Michael Bernstein to assign any of his rights or obligations hereunder to any other person without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of his duties or obligations hereunder, except as provided in this Section 16 hereof. SECTION 17. No Third Party Rights. The representations, warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other person shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

SECTION 18. No Waiver by  Action,  Etc.
---------------------------------------
Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to, or demand on Buyer, Seller or Michael Bernstein in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.

SECTION 19.  Modification,  Amendment,  Etc.
--------------------------------------------
Each and every modification and amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

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SECTION 20.  Entire  Agreement.
-------------------------------
This Escrow Agreement and accompanying NOTES contain the entire agreement of the parties with respect to the matters contained herein. Any unclear matters with respect to this Escrow Agreement will default to the Purchase Agreement for clarification purposes.


IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date first written above.


Buyer

_________________________________                John Hartman, President and CEO
Silverado Financial Inc


Seller

_________________________________                 Michael Petrullo, Individually



Escrow Agent

_________________________________

David Kahn, as Escrow Agent

Attorney at Law



_________________________________

Michael Bernstein, Individually




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